Exhibit 10.24

DISTRIBUTION SERVICE AGREEMENT

This Distribution Service Agreement is entered into effective as of January 1, 2011 (the “Effective Date”) between Stripes LLC, a Texas corporation (“Stripes”) and McLane Company, Inc., a Texas corporation (“McLane”).

ARTICLE 1

SCOPE OF AGREEMENT

1.1 Exclusive Purchase and Supply. The Stripes Entities shall purchase from McLane, and McLane shall sell to the Stripes Entities and deliver to the Stores, all of the Stores’ requirements of products within the Contracted Categories during the term of this agreement; provided, however, that, Stripes shall not be obligated to purchase (i) on an exclusive basis, any restaurant or foodservice products within the Contracted Categories, (ii) any products from McLane for any Store located outside of a McLane distribution area, (iii) any product that McLane cannot or will not (within 30 days of a request by a Stripes Entity) sell and deliver to the Store(s) and (iv) any product that McLane cannot provide (or cannot provide requested allocations of) during the pendency of any force majeure event claimed under Section 7.13. For purposes of this agreement:

(a) “Stripes Entities” means, collectively, Stripes and all its Affiliates other than Susser Petroleum Company.

(b) “Affiliate” means, with respect to any entity, any other entity directly or indirectly controlling, controlled by, or under common control with that entity. Without limiting the generality of the preceding sentence, an entity will be deemed to control another if it owns or has the power to vote, directly or indirectly, more than 50 percent of the voting rights of that other entity.

(c) “Store” means any convenience food store owned, operated or managed by any Stripes Entity.

(d) “Contracted Categories” means all categories of food products offered by McLane and customarily supplied by convenience food wholesalers, as well as all categories of non-food general merchandise products (including cigarettes and tobacco products) offered by McLane and customarily supplied by convenience food wholesalers, as set forth on Exhibit A to this agreement as the same may be, by mutual agreement of the parties, supplemented or modified from time to time. However, Contracted Categories exclude any categories, items or brands that Stripes is procuring from DSD suppliers as of the Effective Date.

1.2 Other Business of McLane. Nothing in this agreement will prohibit McLane from supplying and delivering products or services to any other customer or person. Nothing in this agreement will require McLane to pass to Stripes, as a reduction in product cost or otherwise, the benefit of any backhaul income it generates at its own expense using its own or another authorized carrier; provided, however, that any [***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.3 Dealers, Licensees and Other Third Party Stores. McLane shall extend the pricing, incentives and allowances under Article 4, and other benefits to certain third-party stores which, although not owned, operated or managed by Stripes, are authorized by Stripes to purchase from McLane under this agreement (each, a “Third Party Store”) and (i) maintain an average of [***] (ii) have [***] and (iii) agree to utilize McLane as their primary supplier. However, nothing in this Section 1.3 is to be construed as a covenant by or obligation of Stripes to require or otherwise cause any franchisee or licensee to purchase from McLane.

1.4 New Stores. If any Stripes Entity builds, acquires or otherwise commences operating or managing any Store during the term of this agreement that is not subject to a then-existing service agreement with McLane or a then-existing service agreement with another wholesale supplier that is not capable of being terminated for convenience, that Store will be, upon such commencement of its operation or management by an Stripes Entity, included within the definition of Stores and subject to the terms and conditions of this agreement.

ARTICLE 2

PRODUCT MIX, ORDERING AND SUPPLY

2.1 Core Item Mix. Stripes shall develop a product mix for the Stores using the then-currently existing items in each applicable McLane division’s inventory mix, including store use items, together with Stripes’s proprietary and other specialty or exclusive items (such proprietary and specialty items, “Stripes Items”), which items McLane hereby agrees to carry, provided the manufacturers of all such items (i) enter into, and remain in substantial compliance with, McLane’s standard vendor agreement and any other standard terms imposed by McLane from time to time for the applicable category (including any distribution fees or minimum wholesale program terms), and (ii) satisfy, and remain in substantial compliance with, McLane’s credit requirements.

2.2 Slow-Moving Items. Stripes shall review the Stores’ product mix at least quarterly and shall replace each slow-moving item with an item reflecting greater unit sales within each applicable McLane division. A slow-moving item is any item which, with respect to the applicable McLane division, does not meet a minimum of [***] cases per week, with a “case” comprising the total number of selling units grouped together in the shipping unit; provided, however, that any product or supply purchased by the Stores primarily for a use other than resale to the public, and any ‘critical product(s)’ that are mutually agreed upon between Stripes and McLane, shall not be deemed to constitute ‘slow moving items.’ If the slow-moving item is a Stripes Item, or if any Stripes Item is discontinued for any reason, Stripes shall purchase from McLane all of McLane’s on-hand inventory of that Stripes Item within 30 days after the end of the month in which that item should be replaced at a price equal to the cost McLane paid for those items plus all reasonable, and necessary handling costs and expenses. Furthermore, upon expiration or termination of this agreement, Stripes shall purchase from McLane all of McLane’s on-hand inventory of Stripes Items at a price determined in accordance with the preceding sentence.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3 Product Ordering and Delivery. Each Store shall order once per week from McLane, and McLane shall supply and deliver to that Store once per week unless the parties mutually agree in writing to a more frequent delivery schedule. The Stores shall accept each delivery by McLane, and shall be available for those deliveries.[***]

2.4 Item Maintenance and Store Traits[***]

2.5 Returns and Reclamation. McLane and Stripes shall follow the return and reclamation policies and procedures set forth on Exhibit B to this agreement.

ARTICLE 3

PRICING AND PAYMENT TERMS

3.1 Product Pricing. Unless a higher price is required by the Manufacturer under a written resale price maintenance policy or otherwise required by applicable law (in which case that higher price will apply), the applicable price for Products will be determined in accordance with this Section 3.1.

(a) Products Other than Cigarettes. The applicable price for any Product (as defined below) other than cigarettes, is the amount calculated in accordance with the following: (i) Cost (as defined below), plus (ii) the [***], minus (iii). [***] For any Product purchased which is not within one of the departments listed on Exhibit A,. [***] For purposes of this agreement:

(1) “Cost” means

(A) With respect to any tobacco or produce item, List Price (as defined below) based on the buying bracket in which McLane normally buys that product for the McLane division or subsidiary servicing the applicable Store, plus (i) the gross amount of any Wholesale Taxes paid or payable by McLane, (ii) any amounts authorized by Section 3.1(e) below, and (iii) any applicable freight charges from the Manufacturer’s shipping point to the applicable McLane division or subsidiary (including any applicable freight equalization charges and any special-handling charges, such as unloading and sort-and-segregation charges).

(B) With respect to any other item, (i) List Price based on the buying bracket in which McLane normally buys that product for the Primary Servicing Division (as defined below) at date of delivery to the applicable Store, provided that in no event shall McLane be obligated to charge an amount that is lower than the average List Price paid by McLane for the Product for Stripes across all applicable divisions; plus (ii) the gross amount of any Wholesale Taxes paid or payable by McLane; plus (iii) any applicable freight charges from the Manufacturer’s shipping point to the applicable McLane division or subsidiary (including sort and segregate charges). “Primary Servicing Division” means, for each six-month period commencing on the Effective Date and each six-month anniversary thereof, the McLane Southwest Division or, in the event that item is not then-currently being purchased by that division, the McLane High Plains Division.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2) “Product” means any product supplied under this agreement to any Store, whether or not such product is within the Contracted Categories.

(3) “List Price” means the higher of (A), [***] or (B). [***] However, in the event any source to McLane lowers the price of any Product, McLane may continue to apply the previous List Price(s) until such time as McLane has sold all inventories of the Product that were on-hand at the time of the price decrease.

(4) “Manufacturer” means the person that manufactures or causes others to manufacture products that are marketed under brands or labels controlled by that person, or any Affiliate of that person.

(5) “Wholesale Tax” means any tax, assessment, or charge imposed or collected at any time by any governmental entity or political subdivision thereof on a product or its sale or distribution, whether designated as a sales tax, excise tax, gross receipts tax, occupational or privilege tax, value-added tax, or similar imposition paid or payable, but does not include any tax based on McLane’s personal property or net income.

(b) Cigarettes. The price charged by McLane and to be paid by Stripes for cigarettes shall be the then-current Manufacturer’s List (as defined below); plus, [***]

(1) “Manufacturer’s List” means the applicable Manufacturer’s [***] to McLane at date of delivery of Products to the applicable Store, less. [***]

(2) “Statutory Markup” means, with respect to any jurisdiction having a minimum-price law applicable to cigarette wholesale transactions, an amount calculated by multiplying (A) the applicable product’s “basic cost” (or similar defined term) as defined by such applicable law by (B) the statutory presumptive markup(s) prescribed by such applicable law.

In the event of any post-Effective Date increase or decrease in the per-carton amounts payable to McLane, or discounts available to McLane (or both), from a cigarette Manufacturer related to the purchase of cigarettes from such Manufacturer by McLane, then McLane may increase or decrease, or newly impose, as applicable, a markup on affected brands by an amount equal to the per-carton change in such Manufacturer’s terms.

(c) Stripes acknowledges and agrees that the markups and other terms set forth in this agreement are predicated on various factors outside McLane’s control, including manufacturers’ wholesale programs, manufacturers’ standard product configurations (size/weight, case count, etc.), statutory state stamping discounts and other financial considerations. Effective any time after[***], McLane may adjust one or more markups, allowances, rebates and/or fees hereunder upon at least 90 days’ written notice to Stripes documenting the change in such factors. Upon receipt of any such notice, however, Stripes may decline to accept the adjustment(s) by sending McLane, within 180 days of receiving McLane’s notice, a written notice (“Opt-Out Notice”) that expressly (i) declines to accept the adjustment(s),

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and (ii) exercises Stripes’s right to terminate this agreement under Section 5.2 as of a date specified in the Opt-Out Notice. In that event, the adjustment(s) will not be effective for such duration of this agreement.

(d) McLane shall provide Stripes with [***] provided to McLane by a cigarette Manufacturer on increases in Manufacturer’s List occurring during the term of this agreement. In the event that McLane directly, or indirectly through any Affiliate, enters into any agreement or arrangement with a Stripes Competitor that has the effect of providing such customer a greater level of price protection than that afforded to Stripes pursuant to this agreement, McLane shall promptly amend this agreement so as to provide Stripes a level of cigarette price protection comparable to that provided to such Stripes competitor. For purposes of this agreement, “Stripes Competitor” means[***].

(e) McLane may[***].

3.2 Additional Fees. In addition to the item markups described above, the fees and charges described in Exhibit C will apply to the respective services, if applicable, utilized by Stripes.

3.3 Payment Terms. For all Products purchased and services received by the Stores, Stripes shall cause payment to be made by ACH Credit (or ACH Debit if approved by McLane) or wire transfer to McLane not later than 12:00 Noon, Central Time, [***] from statement date. Initial and ongoing payment terms are subject to McLane credit approval. Each payment shall be in the full amount of the statement to which they relate. Any amounts not paid when due will bear interest at the lesser of (a) [***], or (b) the maximum rate allowed by applicable law. [***]

3.4 Early Payment Rebate. Stripes may, at its sole election made in accordance with the following sentence, pay earlier than the time specified in Section 3.3, in which event McLane shall pay Stripes an early payment rebate calculated in accordance with the following schedule. Stripes may exercise such option by giving [***]prior written notice to McLane of the specific earlier payment date selected by Stripes under this section, and such earlier payment date shall continue to apply (instead of the date set forth in Section 3.3) until another such [***] notice is given by Stripes.

Date of Stripes Payment	Rebate

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

McLane shall calculate the rebate as a percentage of all net purchases by Stripes in each McLane accounting period, and shall pay each rebate to Stripes within [***] days after the end of the applicable McLane accounting period.

ARTICLE 4

SERVICE ALLOWANCE

4.1 Service Allowance. McLane shall pay Stripes a service allowance (the “Service Allowance”) in the amount of $[***] per McLane accounting period (13 four-week accounting periods per year), with each such payment made within [***] business days after the end of each McLane accounting period during the term of this agreement.

ARTICLE 5

TERM AND TERMINATION

5.1 Term. The term of this agreement will commence on the Effective Date and, unless earlier terminated in accordance with this article, will continue thereafter until the second anniversary of the Effective Date. Thereafter, the term of this agreement will automatically renew for three additional periods of one year each. However, either party may decline to so extend this agreement as to any of all of such renewal periods by giving the other party written notice thereof at least 180 days prior to the then-current expiration date.

5.2 Termination for Convenience by Stripes. Effective any time after the first anniversary of the Effective Date, Stripes may terminate this agreement for any reason upon at least 60 days’ written notice to McLane.

5.3 Termination Due to Payment Default. If Stripes fails to make payments for any Products or services purchased by the Stores from McLane at the time payment is required to be made by this agreement (“Payment Default”), McLane may immediately suspend performance of its obligations under this agreement until the time the Payment Default is cured. Additionally, notwithstanding anything in Section 3.3, McLane may immediately require any future payments by Stripes to be made in a shorter time period than is set forth in Section 3.3, or require any future payments by Stripes to be made via any method specified by McLane, or both; and any such changes will remain effective until McLane agrees otherwise in writing. If a Payment Default is not cured within [***]days after Stripes receives notice of the default from McLane, then McLane may terminate this agreement at any time while the Payment Default continues. However, nothing in this agreement will constitute a waiver of McLane’s remedies under applicable law.

5.4 Termination Remedies to Both Parties.

(a) Either party may immediately terminate this agreement or suspend its performance under this agreement at that party’s sole discretion without notice upon: (1) the institution of insolvency, bankruptcy or similar proceedings by or against the other party; (2) any assignment or attempted assignment for the benefit of creditors by the other party; (3) any

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

appointment, or application for that appointment, of a receiver for the other party; (4) the other party becoming insolvent or unable to pay its debts as they come due; (5) an involuntary lien being filed or levied against, or foreclosure or seizure of materially all or a significant portion of, the other party’s assets, including inventory, by a creditor, lienholder, lessor, governmental authority or other person, which has not been removed within 10 days; (6) the other party’s material falsification of any records or reports required hereunder; or (7) a material adverse change in the other party’s financial condition or results of operations.

(b) Either party may terminate this agreement immediately upon written notice if the other party breaches, or fails to comply with, any material term of this agreement and that breach or failure has continued for 30 days after that party received written notice of that breach or failure from the other party. This Section 5.3(b) does not apply to a Payment Default.

5.5 Effect of Termination. Any termination made in accordance with this agreement will have no effect on, nor diminish, alter, or affect (a) any rights or obligations of the parties that accrued or arose on or before the date of such termination, (b) any indemnification or confidentiality obligations under this agreement occurring before such termination, or (c) any provisions which by their express terms contemplate performance upon or following such termination.

ARTICLE 6

WIND-UP OF PRIOR AGREEMENT

6.1 Termination of Prior Agreement. This agreement succeeds, replaces and supersedes the Distribution Service Agreement between the parties dated January 1, 2008.

6.2 Clean-Up of Slow-Moving Inventory. Within 90 days after the Effective Date, Stripes shall purchase from McLane all of McLane’s on-hand inventory of slow-moving items (as determined by the regular reports issued by McLane) at a price equal to the cost McLane paid for those items plus all reasonable and necessary handling costs and expenses.

6.3 Indemnity; Insurance. Each party (“Indemnifying Party”) agrees to defend, indemnify and hold harmless the other party, and their respective officers, directors, employees, agents and Affiliates (referred to collectively as the “Indemnified Parties”), and each of them from and against any and all claims, demands, suits, actions, liabilities, and/or actions asserted by any person, individually or through any representative, including all costs, attorney’s fees, settlement funds, damages or expenses to the extent resulting or allegedly resulting or arising from the acts or omissions by the Indemnifying Party or its employees, contractors or agents; provided that, the foregoing indemnified liabilities shall not include any liabilities arising from the gross negligence of an Indemnified Party, or arising from the sole negligence of an Indemnified Party. However, with respect to any lawsuit filed against both McLane and Stripes alleging negligence or other wrongdoing on the part of both parties, McLane shall, upon request from Stripes, provide Stripes’ defense if and for so long as the following conditions are met: (a) both parties are and remain named as parties to the lawsuit, (b) the joint defense of both parties can be provided by a single attorney or law firm, (c) McLane’s responsibility to provide the defense shall not commence until after the lawsuit is filed and served upon both McLane and Stripes, and (d) McLane shall have the right to recoup Stripes’ proportionate share (if any, as determined by the two parties’ proportionate share of any final judgment or settlement) of such defense costs from Stripes promptly at the end of the litigation, including via setoff against amounts otherwise owing and payable to Stripes. Additionally, McLane agrees to comply, at all times while any of the Services are being provided, with Stripes’ Certificate of Insurance requirements set forth on Exhibit D.

ARTICLE 7

MISCELLANEOUS

7.1 Reporting. If at any time Stripes’ parent company, Susser Holdings Corporation, ceases to publicly file financial statements with the US Securities and Exchange Commission, then upon McLane’s request, Stripes shall furnish McLane with Stripes’s then-most recent quarterly financial statements prepared in accordance with generally accepted accounting principles, and any other financial information as McLane deems necessary. Additionally, within 120 days after the end of Stripes’s fiscal accounting year, Stripes shall provide McLane with its annual audited financial statements. Those financial statements will be furnished to: Credit Department, McLane Company, Inc., P.O. Box 6115, Temple, Texas 76503-6115.

7.2 Entitlement to Financial Benefits. Stripes shall not be entitled to any allowance, rebate, discount, incentive, price protection or other payment or financial benefit under this agreement (including any such financial benefits set forth in Article 4 or Exhibit B) (collectively, “Financial Benefits”) and McLane shall not be obligated to pay any such Financial Benefit to Stripes unless, as of the date the Financial Benefit otherwise would accrue or be payable: (a) Stripes is in compliance with all terms and conditions of this agreement (including the payment terms set forth in Article 3), (b) , and (b) all Product purchases to which the Financial Benefit relates have been indefeasibly paid for in full by Stripes to McLane.

7.3 Records Examination Rights. Upon 10 days’ prior written notice to McLane, Stripes, at its sole cost and expense, may conduct an examination of the Manufacturers’ published price lists and retail deal sheets maintained by McLane relating specifically to the Cost of one or more Products within the Contracted Categories and identified in Stripes’s notice (“Records”). Such examinations shall be limited to one per Contract Year. Stripes may perform an examination using its own personnel or an independent certified public accounting firm retained by Stripes, or both. Each examination will be performed entirely at McLane’s facilities in Temple, Texas. McLane will cooperate with and give reasonable assistance to Stripes to examine the Records. All Records and other information examined shall be subject to Section 7.6 (Confidentiality), and no records may leave the McLane premises. If Stripes desires to engage an independent certified public accounting firm to perform any examination, an employee of Stripes must accompany the personnel of the firm during the examination, and the firm and each of its personnel performing the examination must execute and deliver to McLane a confidentiality agreement in form and substance reasonably satisfactory to McLane.

7.4 Critical Vendor. Stripes shall take all steps necessary or required (including, without limitation, including McLane in first-day notices and motions) to have McLane designated as a “critical vendor” entitled to payment in full for all prepetition deliveries of Products in any bankruptcy proceedings in which any Stripes Entity is the debtor.

7.5 Notices. Any notice, request, consent, waiver or other communication required or permitted hereunder will be effective only if it is in writing and delivered personally or sent by facsimile transmission, a nationally recognized overnight delivery service, or registered or certified mail, postage prepaid, to the other party at the address set forth on the signature block below (or to any other address as the parties will provide to the other in writing). All such notices, requests, consents, waivers or other communications will be deemed to have been given and received on the date of delivery if sent by personal delivery, facsimile transmission, or overnight delivery; or on the third business day after mailing it in accordance with this Section.

7.6 Confidentiality. Each party shall maintain in strict confidence all information communicated to that party by the other or any Affiliate, will use it only for purposes of this agreement, and will not disclose it, or any of the provisions of this agreement, without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the recipient party. However, in accordance with the preceding sentence Stripes hereby authorizes McLane to submit store- and item-level product purchase data to the product Manufacturers regarding their own products for their own use except for cigarettes in which case data sharing amongst manufacturers is permitted. Each party shall be responsible for ensuring its Affiliates’ compliance with the provisions of this Section. This Section will survive any expiration or termination of this agreement. Neither party shall issue or make, or cause or permit to be issued or made, any media release or announcement concerning this agreement or the transactions contemplated by this agreement without the prior approval of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of that party.

7.7 Authority to Bind. Each person executing this agreement represents that he or she has full and legal authority to execute this agreement for and on behalf of the respective party for which he or she is executing this agreement and to bind that party.

7.8 Waiver. No waiver of any provision of this agreement will be effective unless in writing and signed by an authorized representative of the party or parties bound thereby. The failure of either party to enforce any provision of this agreement or exercise any right granted hereby is not to be construed to be a waiver of that provision or right, nor to affect the validity of this agreement or any part of it, nor to limit in any way the right of either party subsequently to enforce any provision or exercise any right in accordance with its terms.

7.9 Assignment. This agreement will be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns, but neither party may assign this agreement unless the other consents in writing. McLane may delegate performance of any of its obligations hereunder to one or more wholly-owned subsidiaries.

7.10 Product Recalls. In the event of any product recall, market withdrawal, stock recovery (each as defined in 21 CFR Part 7), or similar action (each, a “retrieval”), regarding any Product previously purchased and distributed hereunder, McLane will use commercially reasonable efforts to promptly notify a single point of contact within Stripes of such retrieval at the address below, or the phone number or email address, if any, on file with McLane for such notification purposes. McLane may, but is under no obligation hereunder to, contact individual Stripes Stores regarding a retrieval; the parties agree that such responsibility will be borne by Stripes. McLane will have no obligation to accept returns of any affected Product unless the applicable Supplier of such item so directs and agrees to refund the cost thereof as well pay as an agreed-upon handling charge to McLane.

7.11 Manufacturers’ Warranties. McLane shall pass to Stripes any warranties, indemnifications or other protections made available by the applicable Manufacturer or vendor to the full extent McLane is authorized to pass those benefits. McLane shall use commercially reasonable efforts to procure from each Manufacturer or vendor a standard set of written warranties, indemnifications and protections for the benefit of both McLane and its retail customers, including Stripes, and upon request from time to time will provide Stripes with a list of those Manufacturers or vendors of items purchased by Stripes hereunder from which McLane has been unable to procure such provisions. In the event of any claims arising out of or related to any Product, Stripes shall look solely to the Manufacturer or vendor of such Product for defense, indemnification or other applicable relief, and not to McLane. EXCEPT AS OTHERWISE PROVIDED UNDER THIS SECTION, ALL PRODUCTS SOLD OR OTHERWISE DISTRIBUTED UNDER THIS AGREEMENT ARE SOLD BY MCLANE “AS IS” AND WITHOUT ANY WARRANTIES BY MCLANE OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.12 LIMITATION OF LIABILITY. IN NO EVENT WILL McLANE BE LIABLE FOR (A) ANY ACTS OR OMISSIONS OF STRIPES, OR (B) ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF McLANE HAS BEEN ADVISED OF THE POSSIBILITY OF THOSE DAMAGES, AND WHETHER BASED UPON CONTRACT, NEGLIGENCE, STRICT TORT, STATUTE, OR ANY OTHER LEGAL THEORY.

7.13 Force Majeure. Neither party will be liable to the other for any failure or delay in performance of its obligations under this agreement (other than obligations to pay money when due) because of circumstances beyond its control, including acts of God, flood, fire, riot, accident, strikes, or work stoppages for any reason, embargo, inability to obtain phone lines, government action (including enactment of any statute, regulation, rule, ordinance or other law of the United States or any state or local government or any subdivision or agency thereof (“Law”) that restricts or prohibits the performance contemplated by this agreement) and other causes beyond its control, whether or not of the same class or kind as specifically named above. If either party is unable to perform any obligation (other than an obligation by Stripes to pay amounts under Section 3.2 when due) for any of these reasons, and that party gives a written notice, within 5 business days after the occurrence of the event, describing (i) its inability to so perform, (ii) the steps it plans to take to rectify or mitigate that inability, and (iii) the anticipated length of that inability, then the obligations of that party will be suspended for the duration, and only to the extent of, that event. Without limiting the foregoing, if for any reason McLane is unable to supply the total demand for a product, it may allocate its available supply among itself and its customers as McLane determines to be fair and practical, without liability for any failure of performance that may result; provided, however, that McLane shall give effect to any special or preferential allocations that Stripes may secure through independent negotiations with any Manufacturer or Supplier.

7.14 Governing Law; Forum. The laws of the state of Texas, other than its choice-of-law rules, govern this agreement and all transactions under it. Each party agrees that the sole jurisdiction and venue for any litigation arising under or related to this agreement or to any products distributed, sold or received under this agreement, will be the District Courts of the state of Texas, Harris County, or the U.S. District Court for the Southern District of Texas, Houston Division, as applicable. Each party irrevocably submits to the jurisdiction of any such court, agrees to venue in that court, waives any defense of forum non conveniens, agrees to notice and service of process by mail at its address specified in this agreement, and agrees to enforcement of any award or judgment in any jurisdiction in which that party has its business or assets.

7.15 Rules of Construction. In the interpretation of this agreement, unless the context otherwise expressly requires: (a) The term “including” means “including, without limitation”; (b) The term “person” means any individual, corporation, business enterprise or other legal entity, public or private, and any legal successor, representative, agent or agency of that individual, corporation, business enterprise, or legal entity; (c) Any reference to any Law includes all statutory and administrative provisions consolidating, amending or replacing such Law, and includes all rules and regulations promulgated thereunder; and (d) Any reference to a Section or Exhibit is to the Section or Exhibit of this agreement.

7.16 Illegality; Severability. If a court of competent jurisdiction declares any provision of this agreement to violate any applicable Law, then the parties shall negotiate in good faith to modify that provision to the extent necessary to make it legal and enforceable and to achieve a similar economic effect. If the parties cannot agree on such a modification, the provision will be deemed stricken with respect to the jurisdiction in question, and the remainder of this agreement will remain in full force and effect.

7.17 Counterparts. This agreement may be signed in two or more counterparts, each of which is to be deemed an original but all of which together are to be considered one and the same agreement. All parties need not sign the same counterpart. This agreement will become effective when counterparts have been signed by each party and delivered to the other party, including by facsimile.

7.18 Entire Agreement; Modifications. This agreement constitutes the entire agreement of the parties with regard to its subject matter and supersedes all previous written or oral agreements and understandings between the parties with regard to that subject matter. No modification of or amendment to this agreement will be effective unless made in writing and signed by both parties.

The parties are signing this agreement on the dates reflected below, although the agreement will be effective as of the date stated in the introductory clause.

STRIPES LLC		McLANE COMPANY, INC.

BY:	/s/ Sam L. Susser	BY:	/s/ Stuart Clark
PRINTED NAME:	Sam L. Susser	PRINTED NAME:	Stuart Clark
TITLE:	Chairman	TITLE:	Sr. VP Sales & Marketing
DATE:	1/1/2011	DATE:	1/1/2011

Send Notices to:

Mr. Sam L. Susser

Chairman

Stripes LLC

PO Box 9036

Corpus Christi, Texas 78469-9036

Fax: 361-693-3725

With copies to:

Mr. E. V. Bonner

Executive Vice-President and General Counsel

Stripes LLC

PO Box 9036

Corpus Christi, Texas 78469-9036

Fax: 361-693-3725

Mr. Kevin Mahany

Vice-President Merchandising

Stripes LLC

PO Box 9036

Corpus Christi, Texas 78469-9036

Fax: 361-693-3725

Send Notices to:

President

McLane Grocery Distribution

P.O. Box 6115

Temple, Texas 76503-6115

Fax: 254-771-7509

With a copy to:

General Counsel

McLane Company, Inc.

4747 McLane Parkway

Temple, Texas 76504

Fax: 254-771-7515

EXHIBIT A

UIN DEPARTMENT MARKUP SCHEDULE

Grocery	Business Type Default	[***]

20601	Grocery	[***]

20602	Soft/Sports Drinks	[***]

20603	Fountain Syrups Figal/BIB	[***]

20604	Juices	[***]

20605	Drink Powder/Liq Fountain	[***]

20606	Cookies/Crackers	[***]

20608	Nuts/Snacks	[***]

20610	Automotive/Motor Oil	[***]

20611	Nacho Chips	[***]

20612	Coffee Vend	[***]

20614	Bulk Popcorn/Supplies	[***]

20618	Grocery (Normal GMP)	[***]

20620	Disposable Lighters	[***]

20721	Cups & Lids	[***]

20722	Store Supplies/Racks	[***]

20723	Bags/Paper/Plastic	[***]

20925	Candy/Full Case, Vend	[***]

20926	Candy/Bag	[***]

21030	Candy/Count Good	[***]

21235	Tobacco Smokeless	[***]

21338	Tobacco Chewing/Smoking	[***]

21339	Cigarette Papers/Smoking Accss	[***]

21442	Tobacco Cigars	[***]

21545	Frozen Food Retail	[***]

21546	Frozen Food Bulk/P. Pack	[***]

21547	Deli Meat/Bulk/PPK Frozen	[***]

21548	Bakery Frozen	[***]

21649	Frozen F. Fd Misc/Desserts	[***]

21650	Frozen Sandwiches	[***]

21651	Frozen F. Fd Pizza/Burrito	[***]

21652	Ice Cream Take Home	[***]

21653	Frozen Novelties Retail	[***]

21757	Refrigerated	[***]

21758	Refrigerated Juice/Shakes	[***]

21759	Cheese Packaged	[***]

21760	Bakery Cooler	[***]

21761	Eggs	[***]

21865	Frozen Beef	[***]

21866	Processed Meats	[***]

21867	Wafer Meats	[***]

21869	Fresh Poultry	[***]

21871	Deli Meat/Bulk/Ppk/Cooler	[***]

21872	Deli Cheese Bulk/P. Pack	[***]

21873	Deli Salads Bulk/P. Pack	[***]

21874	Frozen Potatoes	[***]

21875	Frozen Poultry	[***]

21876	Frozen Pork	[***]

21877	Fresh Salads	[***]

21880	Produce Prepackaged	[***]

21881	Frozen Seafood	[***]

	Overall Default	[***]

Catchweight

	Half-Case	[***]

	Single-Sell (Grocery)	[***]

G. M. P.	Business Type Default	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-1

EXHIBIT A

UIN DEPARTMENT MARKUP SCHEDULE

32002	Health Care	[	***]

32003	Beauty Care	[	***]

32104	Hair Accessories	[	***]

32105	Toys/Games/Novelties	[	***]

32106	School/Office Products	[	***]

32108	School Paper/All Types	[	***]

32110	Caps/Hats	[	***]

32112	Gloves	[	***]

32114	Soft Goods	[	***]

32115	Baby	[	***]

32116	Hosiery	[	***]

32117	Shoe Care	[	***]

32118	Sunglasses	[	***]

32120	Misc General Merchandise	[	***]

32122	Pet Supplies	[	***]

32123	Auto Accessories	[	***]

32124	Household	[	***]

32125	Sewing	[	***]

32126	Hardware	[	***]

32127	Electrical	[	***]

32128	Light Bulbs	[	***]

32130	Film/Tapes/Cd’s/Computer	[	***]

32134	Batteries	[	***]

32138	Disposable Lighters	[	***]

32140	Logo Lighters	[	***]

32142	Ice Chests	[	***]

32144	Store Supplies	[	***]

32146	Candy Gmp	[	***]

32148	Meat Snacks	[	***]

32149	Nuts/Snacks	[	***]

32150	Tobacco Smokeless	[	***]

32151	Tobacco Chewing/Smoking	[	***]

32152	Cigarette Papers/Smoking Accss	[	***]

32153	Tobacco Cigars	[	***]

32154	Gmp/Gro Product Misc	[	***]

Internal	Business Type Default	[	***]

88801	Internal/Not for Resale	[	***]

Exceptions/Other

McLane Supply Program	[	***]

Firewood	[	***]

Water < 1 Gallon (case of 12)	[	***]

Water 1 Gallon +	[	***]

Refrigerated Tobacco	[	***]

Windshield Wash	[	***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-2

EXHIBIT B

RECLAMATION PROCESS

1.	Program Overview: As store personnel remove return damaged, shop-worn or out-of-code merchandise from the shelf, products which are eligible for return are sorted into tote boxes for pick-up by the McLane Driver quarterly, or otherwise as needed with a minimum of [***] totes per more-frequent pick-up. Product will be placed in a McLane tote following the guidelines for returns in particular the requirements for the return of chemical products. The totes should be stickered on the front with a yellow RECLAMATION STICKER. A Reclamation Tote Return form is completed and sent to the respective McLane division via email. Once the request for return is received, the McLane driver will verify the condition of chemical items contained within the return and pick up the totes, which will be routed to a third-party reclamation center. That location will record the store information (from the reclamation sticker on the tote) and then scan all the items in the tote. At the end of each period, McLane receives a report which itemizes the product that was returned and details the following:

a.	Whether the item was eligible for reclamation

b.	The wholesale amount of the item

c.	The total amount to be credited for the store

The reclamation center charges a fee “per scan” (subject to change from Reclamation Center) which will be deducted from the store credit. Additionally, McLane will assess a [***] handling charge for all items returned through the reclamation program.

McLane accounting will then credit each store a single amount based on Stripes cost minus (a) scan fees ([***] subject to change by McLane’s reclamation provider) and (b) [***]handling.

2.	Exceptions: McLane guarantees products against being damaged, mispulled or mispicked. McLane also guarantees that all products will have a [***]-day shelf life (except for detailed categories like fresh salads or fruits). Product returned to McLane for any of these reasons does not go through the Reclamation Center. In these cases, product is to be picked up and credited by the McLane driver during the next delivery.

3.	Eligible Products: Only products purchased through McLane and approved by the manufacturers are eligible for return through the Reclamation Program. Eligible products will change from time to time, based on participation by manufacturers. McLane will make available to Stripes, on a quarterly basis, an exhaustive list of items which are eligible for reclamation.

Chemical Items: Chemical items should never be placed in the same tote with edible items. It is Stripes responsibility to ensure that chemicals are placed in separate totes. No flammable items should ever be returned. Please refer to the McLane Guidance for Packaging Returned Items

Chemical products must be handled in accordance with the instructions below:

a.	Chemical products must not be damaged or leaking.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

b.	Chemical products must be placed in a black, solid bottom McLane tote.

c.	Chemical product must be packed so the items will not roll around during transit.

4.	Perishable Items: No perishable items are included in the reclamation program.

EXHIBIT C

ADDITIONAL BILLING COMPONENTS

Service Charge	See Exhibits C-1(Fuel Surcharge) and C-2(Delivery Fee Matrix)

Smart Handheld Unit charge	$[***] per week/per unit (units will be subject to Electronic Order System user agreement)

POMS	[***] per Store per week

Selection Fee	Waived

Item Analyzer & Management; Analyze & Reporting Tool	[***] per store per week (waived if Stripes maintains a minimum of [***] percent of its authorizations and retails during most current 90-day period)

Restocking Fee on Order Errors	[***]%

In-date cigarette returns	Subject to Manufacturer’s return policies, [***] per carton

Retail price change sheets	[***][***] per Store per week

High-value invoicing	[***] per page (if utilized by Stripes)

Tote box net deposit	[***]

CO² deposit	[***] per 20 lb. Container

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C-1

Fuel Surcharge

In order to account for changes in fuel costs that may occur after the Effective Date, each delivery by McLane will be subject to a surcharge, if applicable, calculated in accordance with this Exhibit.

1. Definitions.

(a) “Four-Week Average Price” means, with respect to each four-week McLane accounting period, the amount calculated by averaging the per-gallon diesel average price set forth in the EIA Report on each of the four Mondays immediately following the end of each week during that accounting period.

(b) “EIA Report” means the Report of Weekly Retail On-Highway Diesel Prices published by Energy Information Administration of the United States Department of Energy on the EIA website (www.eia.doe.gov) or otherwise, or another comparable report if the EIA Report is no longer published.

2. Surcharge. If the Four-Week Average Price is $[***] or above, then Stripes shall pay a surcharge, determined in accordance with the following table, to McLane on each delivery made to Stripes by McLane during the four-week period of time commencing on the second Saturday following the end of the applicable McLane accounting period and ending 28 days thereafter.

Four-Week Average Price	Surcharge per Delivery

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

EXHIBIT C-2

Delivery Fee Matrix

McLane shall assess, and Stripes shall pay, a per-delivery fee for each delivery made by McLane under this agreement. The amount of the fee will be determined

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

according to the size of the order pursuant to the following matrix options, one for South Texas (e.g., the markets serviced by McLane Southwest) and one for West Texas, applicable to the markets served by McLane High Plains.

South Texas Matrix

Order Size	Delivery Fee

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

West Texas Matrix

Order Size	Delivery Fee

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

McLane may increase each of the then-applicable Order Size brackets and Delivery Fees as of each anniversary of the Effective Date by an amount in each case not to exceed the then-most-recent annual change in the Consumer Price Index for All Urban Consumers, Food (“CPI”), by delivering to Stripes a modified version of the above matrix reflecting the impact of such increase. As an example, if the CPI indicates a 2.0% increase, the first bracket minimum amount for South Texas would be adjusted to “Less than [***]” and the corresponding Delivery Fee to [***]” and all other brackets would be adjusted in a like manner. However, for purposes of calculating the ‘order size’ of any delivery or the CPI increase for any year, increases in the Cost of cigarettes (subsequent to the date of this agreement) shall be normalized to exclude the impact of (i) tax increases (whether in the form of an increase in existing taxes or a newly imposed tax, whether in the form of an excise tax or per-pack or per-carton fee, and whether imposed on a federal, state or local or other level), (ii) increases in fees imposed by McLane or (iii) increases in cigarette stamping fees. If Stripes wishes McLane to supply it with any categories not set forth in Exhibit A, such as milk, bread or chips, then McLane will provide Stripes with a new delivery fee model inclusive fo the new categories and gain approval prior to service inception. The service fees above would then be adjusted for any added expense associated with the new categories of service.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

INSURANCE REQUIREMENTS

1.	Certificate of Insurance Evidencing the Following:

A.	General Liability

i.	General Liability - $1,000,000 per occurrence

ii.	General Aggregate limit of $2,000,000

iii.	Products/completed Operations, non-hazardous material, $1,000,000 per occurrence limit.

iv.	Excess/Umbrella over General Liability – $1,000,000 per occurrence.

v.	Products/Completed Operations, hazardous material, aggregate limits totaling $5,000,000 including excess insurance coverage. Primary limits of at least $1,000,000 per occurrence are required.

vi.	Contractual Coverage.

Hazardous Material includes, but is not limited to, products that are flammable, explosive, corrosive, caustic and poisonous. Hazardous Material also includes compressed gases.

B.	Automobile Liability

(a)	Liability with minimum combined single limits of $1,000,000.

(b)	If hazardous material is transported, a minimum combined single limit of $5,000,000 is required.

C.	Workers’ Compensation Insurance covering all employees who may ever be on the premises of Susser Holdings Corporation and its affiliates in the applicable statutory limits required by the State of Texas, including Employer’s Liability coverage in an amount not less than $500,000. If no Workers’ Compensation coverage, Workers’ Compensation waiver must be completed and approved. Note: The waiver is not applicable in the State of Oklahoma.

D.	Thirty days advance notice of cancellation, non-renewal or material change of the policy. This will allow us to review your coverage status and determine if a business relationship can be maintained.

E.	Certificate Holder’s name should read as follows:

Susser Holdings Corporation, its subsidiaries, affiliates, partners and their respective officers, directors, employees and agents

P. O. Box 9036

Corpus Christi, Texas 78469

Attention: Debra Smith

II. Endorsements providing for the following:

a.	Susser Holdings Corporation, its subsidiaries, affiliates, partners and their respective officers, directors, employees and agents as additional insured on General Liability and Products Liability policies.

b.	Waiver of Subrogation in favor of Susser Holdings Corporation for General Liability.

c.	Waiver of Subrogation in favor of Susser Holdings Corporation for Workers’ Compensation. If you never have employees or other agents on Susser Holdings Corporation premises, you may sign the “Statement in Lieu of Waiver of Subrogation for Workers’ Compensation” which is included as part of the Vendor Agreement.

III. All policies must be currently in force on the date you commence doing business with Susser Holdings Corporation. All policies must be kept current and in force while you are engaged in business with Susser Holdings Corporation. All policies must be written through an insurance company with an overall A.M. Best Rating of B+/X or better.